MANAGERS TRUST II

Managers Total Return Bond Fund

Supplement dated January 1, 2005 to the Prospectus and

Statement of Additional Information

dated August 1, 2004

The following information supplements and supersedes any information to the contrary relating to Managers Total Return Bond Fund (the “Fund”), a series of Managers Trust II, contained in the Fund’s Prospectus and Statement of Additional Information dated August 1, 2004.

Effective January 1, 2005, Mr. Jonathan P. Carlson of Merganser Capital Management LP (“Merganser”), the Subadvisor to the Fund, and a team of analysts led by him will be primarily responsible for the day-to-day portfolio management of the Fund. Mr. Carlson is a Vice President of Merganser, a position which he has held since 2004. Prior to joining Merganser in 2004, Mr. Carlson was a Senior Vice President and portfolio manager at CIGNA Investment Management beginning in 2002. Prior to that, Mr. Carlson was a Vice President and portfolio manager at Scudder Kemper Investments from 1997 to 2002

Merganser is located at 99 High Street, Boston, Massachusetts. As of September 30, 2004, Merganser had assets under management of approximately $5.8 billion.